Supplement to the
Fidelity® Series Emerging Markets Fund, Fidelity® Series Emerging Markets Opportunities Fund, Fidelity® Series International Growth Fund, Fidelity® Series International Small Cap Fund and Fidelity® Series International Value Fund
December 30, 2019
Prospectus

Effective after the close of business on January 31, 2020, the following information supplements similar information for Fidelity® Series Emerging Markets Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

John Chow (co-manager) has managed the fund since February 2020.

It is expected that Rahul Desai will transition off of the fund effective on or about February 14, 2020. At that time, Mr. Chow will assume sole portfolio manager responsibilities for the fund.

Effective after the close of business on January 31, 2020, the following information supplements the biographical information for Fidelity® Series Emerging Markets Fund found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

John Chow is co-manager of Fidelity® Series Emerging Markets Fund, which he has managed since February 2020. He also manages co-mingled pools for institutional clients. Since joining Fidelity Investments in 1994, Mr. Chow has worked as a quantitative analyst and a portfolio manager.

It is expected that Rahul Desai will transition off of the fund effective on or about February 14, 2020. At that time, Mr. Chow will assume sole portfolio manager responsibilities for the fund.

GSV-S-20-01 1.928460.111	January 31, 2020